LAZARD RETIREMENT SERIES, INC.
                            Supplement to Prospectus
                                Dated May 1, 2001

Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of Lazard Retirement Series, Inc. The indicated Portfolios will be paying this distribution on August 13, 2001. The record date will be August 9, 2001 and the ex-dividend date will be August 10, 2001.


                                               ESTIMATED ORDINARY        ESTIMATED SHORT-TERM        ESTIMATED LONG-TERM
                                                  INCOME DIVIDEND            CAPITAL GAIN                CAPITAL GAIN
    PORTFOLIO                                        PER SHARE          DISTRIBUTION PER SHARE      DISTRIBUTION PER SHARE
    ------------------------------------------ ----------------------- -------------------------- ---------------------------

    Lazard Retirement Small Cap                        $0.005                    $0.03                      $0.004

    Lazard Retirement International Equity               -                       $0.03                        -

    Lazard Emerging Markets                            $0.006                      -                          -


Please be advised that these estimates may change prior to the payable date due to changes in the number of shares outstanding. The Fund will send complete tax information pertaining to investor accounts in January 2002.


July 27, 2001